UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Filed by a party other than the Registrant  ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
ENPHYS ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ENPHYS ACQUISITION CORP.

100 Wall Street, 20th Floor, New York, NY 10005
NOTICE OF EXTRAORDINARY GENERAL MEETING TO BE HELD ON FEBRUARY 2, 2024
TO THE SHAREHOLDERS OF ENPHYS ACQUISITION CORP.:
You are cordially invited to attend the Extraordinary General Meeting (the “ Extraordinary General Meeting ”) of Enphys Acquisition Corp. (the “ Company ”), to be held at 2:00 p.m. Eastern Time, on February 2, 2024. You will be able to attend the Extraordinary General Meeting online, vote, and submit your questions during the Extraordinary General Meeting by visiting www.virtualshareholdermeeting.com/NFYS2024SM. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Holland & Knight LLP, located at 31 West 52nd Street, 12th Floor, New York, NY 10019.
The accompanying proxy statement is dated January 12, 2024, and is first being mailed to shareholders of the Company on or about January 12, 2024. The Extraordinary General Meeting is being held to consider and vote upon the following proposals:
1.
As a special resolution, to amend (the “ Extension Amendment ”) the Company’s Amended and Restated Memorandum and Articles of Association, as amended by a special resolution adopted on October 6, 2023 (the “ Governing Documents ”) to extend the date by which the Company must consummate a business combination (as defined below) (the “ Extension ”) from February 8, 2024 (the date which is 28 months from the closing date of the Company’s initial public offering (the “ IPO ”) of units) to June 8, 2024 (the date which is 32 months from the closing date of the IPO) (the “ Extended Date ”) ( the “Extension Amendment Proposal”).

2.
As an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, either (x) to permit further solicitation and vote of proxies in the event that, based on the tabulated votes collected at the time of the Extraordinary General Meeting, there are insufficient votes to approve the Extension Amendment Proposal or if the Company determines that additional time is necessary to effectuate the Extension or (y) if the board of directors (the “Board”) determines at the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. You will be able to attend and participate in the Extraordinary General Meeting online by visiting www.virtualshareholdermeeting.com/NFYS2024SM. Please see “Questions and Answers about the Extraordinary General Meeting — How do I attend the Extraordinary General Meeting?” in the accompanying proxy statement for more information.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.
The sole purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to enter into a definitive agreement with respect to a potential merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”), and to complete such business combination. The Company’s current Governing Documents provide that the Company has until February 8, 2024, or 28 months after the closing date of its IPO (the “Current Outside Date”), to complete a business combination. The Company’s Board currently believes that there will not be sufficient time to enter into a definitive agreement, complete the U.S. Securities and Exchange Commission (the “SEC”) review process and hold an extraordinary general meeting to obtain shareholder approval of and consummate any potential initial business combination, by the Current Outside Date. If, after entering into a definitive agreement, the Company were precluded from completing its initial business combination by the Current Outside Date, the Company would be forced to liquidate even if its shareholders are otherwise in favor of consummating such business combination. The Board believes and has determined that it is in the best interests of the Company to extend the Current Outside Date to the Extended Date and have the Company’s shareholders approve the Extension Amendment Proposal.
i

If the Extension Amendment Proposal is approved and the Company has entered into a definitive agreement with respect to a potential initial business combination, the Company plans to hold another general meeting prior to the Extended Date in order to seek shareholder approval of any potential initial business combination, and related proposals.
The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary General Meeting to a later date or dates if the Company determines that additional time is necessary to either permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal, the Company determines that additional time is necessary to effectuate the Extension or the Board determines at the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.
The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the Company’s issued Class A ordinary shares and Class B ordinary shares present in person (including via live webcast) or represented by proxy at the Extraordinary General Meeting and entitled to vote on such matter, provided that a quorum is present.
As of the date of this proxy statement, the Company’s sponsor, Enphys Acquisition Sponsor LLC (the “Sponsor”) holds 4,994,800 Class A ordinary shares of the Company which are non-redeemable and 1,500,000 Class B ordinary shares, the Company’s independent directors hold in aggregate 80,000 Class A ordinary shares which are non-redeemable (such 6,574,800 shares, the “founder shares”), and certain anchor investors (the “anchor investors”) in the Company’s IPO hold, in the aggregate, 1,737,700 Class A ordinary shares which are non-redeemable and 312,500 Class B ordinary shares (the “anchor shares”). Accordingly, the founder shares held by the Sponsor and the Company’s independent directors (collectively, the “initial shareholders”) represent approximately 34.93% of the Company’s outstanding ordinary shares, and the anchor shares held by the anchor investors represent 10.89% of the Company’s outstanding ordinary shares. The foregoing amounts do not include any Class A ordinary shares that are subject to redemption (“public shares”) that may be held by the anchor investors.
Approval of the Extension Amendment Proposal is required in order to effect the Extension. In addition, the Company’s Governing Documents require that the Company not proceed with the Extension if the number of redemptions of its public shares not held by the initial shareholders causes the Company to have less than $5,000,001 of net tangible assets, which requirement may not be waived by the Board.
The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Company’s issued Class A ordinary shares and Class B ordinary shares present in person (including via live webcast) or represented by proxy at the Extraordinary General Meeting and entitled to vote on such matter, provided that a quorum is present.
If the Extension Amendment Proposal is approved and the Extension is implemented, the Sponsor, or one or more of its affiliates or designees will, beginning on March 9, 2024, deposit into the trust account as a loan (a “ Contribution ” and the Sponsor or its affiliate or designee making such Contribution, a “ Contributor ”) with respect to the Extension an amount equal to the lesser of (i) $0.02 per public share multiplied by the number of public shares then outstanding and (ii) $80,000, for each calendar month until the earlier of (i) the completion of a business combination and (ii) the Extended Date (each, a “ Contribution ”) in accordance with the Extension (each date on which a Contribution is to be deposited into the trust account, a “ Contribution Date ”). The maximum aggregate amount of Contributions will be $320,000. Any Contribution is conditioned on the approval of the Extension Amendment Proposal and the implementation of the Extension. No Contribution will occur if the Extension Amendment Proposal is not approved or the Extension is not implemented. If the Company has consummated a business combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate. Each Contribution plus the amount remaining in the trust account is expected to be held in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended.
The Company’s Board has fixed the close of business on January 5, 2024 as the record date for determining the Company’s shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment or postponement thereof. Only holders of record of the Company’s ordinary shares on that date will be entitled to have their votes counted at the Extraordinary General Meeting or any adjournment or postponement thereof. We are commencing our solicitation of proxies on or about January 12, 2024, which is after the record date of January 5, 2024. We will continue to solicit proxies until the February 2, 2024 Extraordinary General Meeting. Each shareholder of record on January 5, 2024 will receive a proxy statement and have the opportunity to vote on the matters described in the proxy statement. If you are not a shareholder of record on the record date, any proxy you deliver will be invalid and will not be counted at the Extraordinary General Meeting. Proxies received from persons who are not shareholders of record on the record date will not be effective.
In connection with the Extension Amendment Proposal, if approved by the requisite vote of shareholders, holders of public shares other than the initial shareholders and the anchor investors (but only to the extent of their anchor shares) (“ public shareholders ”) may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company in connection with its IPO (the “ trust account ”), including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “ Election ”), subject to certain limitations, regardless of whether or how such public shareholders vote on the Extension Amendment Proposal.
The initial shareholders have agreed to vote in favor of any proposal recommended by the Board, including the Extension Amendment Proposal and, if presented, the Adjournment Proposal. Assuming all outstanding ordinary shares are present and voted, in addition to the founder shares held by the initial shareholders, 5,974,004 ordinary shares (or 31.7% of the total ordinary shares outstanding) must be voted in favor of the Extension Amendment Proposal in order for such proposal to be approved. Assuming only a quorum is present, consisting of one or more holders of ordinary shares holding at least one-third of the outstanding ordinary shares, in addition to the founder shares held by the initial shareholders, 0 ordinary shares must be voted in favor of the Extension Amendment Proposal in order for such proposal to be approved. If the anchor investors also elect to vote their anchor shares in favor of the Extension Amendment Proposal, such that all founders shares and anchor shares are voted in favor, 3,923,804 public shares (20.8% of all outstanding ordinary shares or 38.5% of the outstanding public shares) must be voted in favor if all shares are present and voted, and 0 public shares must be voted in favor if only a quorum is present.
If the Extension Amendment Proposal is approved by the requisite vote of shareholders, then the Withdrawal Amount (as defined below) will be withdrawn from the trust account and paid to the redeeming public shareholders with respect to the portion of public shares that were validly redeemed as described above.
If the Extension is effectuated, the remaining public shareholders will retain the opportunity to have their public shares redeemed in conjunction with any potential initial business combination or subsequent shareholder vote to extend the outside date, subject to any limitations set forth in the Governing Documents. In addition, the remaining public shareholders will be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.
The Company estimates that the per-share price at which the public shares may be redeemed from cash held in the trust account will be approximately $10.69 (which amount includes interest earned on the funds held in the trust account and not previously or yet released to the Company to pay its taxes), for illustrative purposes, calculated as of January 11, 2024. On January 11, 2024, the closing price of the Company’s Class A ordinary shares on the New York Stock Exchange (“NYSE”) was $10.72. The Company cannot assure public shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.
The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates, if necessary or appropriate, either (x) to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Extension Amendment Proposal or (y) if the Board determines at the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal. Notwithstanding the order of the resolutions on the notice to the Extraordinary General Meeting, the Adjournment Proposal, if presented, will be presented first to the Company’s shareholders, if based on the tabulated votes collected at the time of the Extraordinary General Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or if the Board determines at the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.
If the Extension Amendment Proposal is not approved, the Company may again seek to extend the Current Outside Date. If the Extension Amendment Proposal is not approved, the Current Outside Date is not otherwise extended and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with its Governing Documents, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the public shares then in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any, subject to applicable law); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and its board of directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable laws. In addition, there will be no redemption rights or liquidating distributions with respect to the Company’s warrants, including the warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless in the event the Company winds up, liquidates and dissolves.
The Company has not entered into a definitive agreement regarding a business combination and you are not being asked to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on any potential initial business combination, when and if such business combination is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event any proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.
After careful consideration of all relevant factors, the Company’s Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are both advisable and recommends that you vote or give instruction to vote “FOR” both the Extension Amendment Proposal and, if presented, the Adjournment Proposal.
Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, Adjournment Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, the Company urges you to read this material carefully and vote your shares.
I look forward to seeing you at the Extraordinary General Meeting.
January 12, 2024	By Order of the Board of Directors,

/s/ Jorge de Pablo
Jorge de Pablo
Chief Executive Officer
Your vote is important. If you will be a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you will be a shareholder of record, you may also cast your vote at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have no effect on the outcome of any vote on the Extension Amendment Proposal. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will not count as a vote cast at the Extraordinary General Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on February 2, 2024 at 2:00 p.m. Eastern Time. This notice of meeting and the accompanying proxy statement are being made available on or about January 12, 2024.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT

TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. ET ON JANUARY 31, 2024, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) TENDER OR DELIVER YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
v

ENPHYS ACQUISITION CORP.
100 Wall Street, 20th Floor
New York, NY 10005

PROXY STATEMENT FOR THE EXTRAORDINARY GENERAL MEETING

TO BE HELD ON FEBRUARY 2, 2024
You are cordially invited to attend the Extraordinary General Meeting (the “ Extraordinary General Meeting ”) of Enphys Acquisition Corp. (the “ Company ,” “ we ,” “ us ” or “ our ”), to be held at 2:00 p.m. Eastern Time, on February 2, 2024. You will be able to attend the Extraordinary General Meeting online, vote, and submit your questions during the Extraordinary General Meeting by visiting www.virtualshareholdermeeting.com/NFYS2024SM. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Holland & Knight LLP, located at 31 West 52nd Street, 12th Floor, New York, NY 10019.
The Extraordinary General Meeting is being held to consider and vote upon the following proposals:
1.
As a special resolution, to amend (the “ Extension Amendment ”) the Company’s Amended and Restated Memorandum and Articles of Association, as amended by a special resolution adopted on October 6, 2023 (the “ Governing Documents ”) to extend the date by which the Company must consummate a business combination (as defined below) (the “ Extension ”) from February 8, 2024 (the date which is 28 months from the closing date of the Company’s initial public offering (the “ IPO ”) of units (“ units ”)) to June 8, 2024 (the date which is 32 months from the closing date of the IPO) (the “ Extended Date ”) (the “ Extension Amendment Proposal ”).

2.
As an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to either (x) permit further solicitation and vote of proxies in the event that, based on the tabulated votes collected at the time of the Extraordinary General Meeting, there are insufficient votes to approve the Extension Amendment Proposal or if the Company determines that additional time is necessary to effectuate the Extension or (y) if the Company’s board of directors (the “Board”) determines at the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described herein. You will be able to attend and participate in the Extraordinary General Meeting online by visiting www.virtualshareholdermeeting.com/NFYS2024SM. Please see “Questions and Answers about the Extraordinary General Meeting — How do I attend the Extraordinary General Meeting?” for more information.
The sole purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to enter into a definitive agreement with respect to a potential merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”) and to consummate such business combination. The Company’s current Governing Documents provide that the Company has until February 8, 2024, or 28 months after the closing date of its IPO (the “Current Outside Date”), to complete a business combination. The Company’s Board currently believes that there will not be sufficient time to enter into a definitive agreement, complete the U.S. Securities and Exchange Commission (the “SEC”) review process and hold an extraordinary general meeting to obtain shareholder approval of and consummate any potential initial business combination, by the Current Outside Date. If, after entering into a definitive agreement, the Company were precluded from completing its initial business combination by the Current Outside Date, the Company would be forced to liquidate even if its shareholders are otherwise in favor of consummating such business combination. The Board believes and has determined that it is in the best interests of the Company to extend the Current Outside Date to the Extended Date and have the Company’s shareholders approve the Extension Amendment Proposal.
If the Extension Amendment Proposal is approved and the Company has entered into a definitive agreement with respect to a potential initial business combination, the Company plans to hold another general meeting prior to the Extended Date in order to seek shareholder approval of any potential initial business combination, and related proposals.
The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary General Meeting to a later date or dates if the Company determines that additional time is necessary to either permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal, the Company determines that additional time is necessary to effectuate the Extension or the Board determines at the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.
The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the Company’s issued Class A ordinary shares and Class B ordinary shares present in person (including via live webcast) or represented by proxy at the Extraordinary General Meeting and entitled to vote on such matter, provided that a quorum is present.
As of the date of this proxy statement, the Company’s sponsor, Enphys Acquisition Sponsor LLC (the “ Sponsor ”) holds 4,994,800 Class A ordinary shares of the Company which are non-redeemable and 1,500,000 Class A ordinary shares which are non-redeemable, the Company’s independent directors hold in aggregate 80,000 Class B ordinary shares (such 6,574,800 shares, the “ founder shares ”),and certain anchor investors (the “ anchor investors ”) in the Company’s IPO hold, in the aggregate, 1,737,700 Class A ordinary shares which are non-redeemable and 312,500 Class B ordinary shares (the “ anchor shares ”). Accordingly, the founder shares held by the Sponsor and the Company’s independent directors (collectively, the “ initial shareholders ”) represent approximately 34.93% of the Company’s outstanding ordinary shares, and the anchor shares held by the anchor investors represent 10.89% of the Company’s outstanding ordinary shares. The foregoing amounts do not include any Class A ordinary shares that are subject to redemption (“ public shares ”) that may be held by the anchor investors.
Approval of the Extension Amendment Proposal is required in order to effect the Extension. In addition, the Company’s Governing Documents require that the Company not proceed with the Extension if the number of redemptions of its public shares not held by the initial shareholders causes the Company to have less than $5,000,001 of net tangible assets, which requirement may not be waived by the Board.
The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Company’s issued Class A ordinary shares and Class B ordinary shares present in person (including via live webcast) or represented by proxy at the Extraordinary General Meeting and entitled to vote on such matter, provided that a quorum is present.
If the Extension Amendment Proposal is approved and the Extension is implemented, the Sponsor, or one or more of its affiliates or designees will, beginning on March 9, 2024, deposit into the trust account as a loan (a “ Contribution ” and the Sponsor or its affiliate or designee making such Contribution, a “ Contributor ”) with respect to the Extension an amount equal to the lesser of (i) $0.02 per public share multiplied by the number of public shares then outstanding and (ii) $80,000, for each calendar month until the earlier of (i) the completion of a business combination and (ii) the Extended Date (each, a “ Contribution ”) in accordance with the Extension (each date on which a Contribution is to be deposited into the trust account, a “ Contribution Date ”). The maximum aggregate amount of Contributions will be $320,000. Any Contribution is conditioned on the approval of the Extension Amendment Proposal and the implementation of the Extension. No Contribution will occur if the Extension Amendment Proposal is not approved or the Extension is not implemented. If the Company has consummated a business combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate. Each Contribution plus the amount remaining in the trust account is expected to be held in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended.
The Company’s Board has fixed the close of business on January 5, 2024 as the record date for determining the Company’s shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment or postponement thereof. Only holders of record of the Company’s ordinary shares on that date will be entitled to have their votes counted at the Extraordinary General Meeting or any adjournment or postponement thereof. We are commencing our solicitation of proxies on or about January 12, 2024, which is after the record date of January 5, 2024. We will continue to solicit proxies until the February 2, 2024 Extraordinary General Meeting. Each shareholder of record on January 5, 2024 will receive a proxy statement and have the opportunity to vote on the matters described in the proxy statement. If you are not a shareholder of record on the record date, any proxy you deliver will be invalid and will not be counted at the Extraordinary General Meeting. Proxies received from persons who are not shareholders of record on the record date will not be effective.

In connection with the Extension Amendment Proposal, if approved by the requisite vote of shareholders, holders of public shares other than the initial shareholders and the anchor investors (but only to the extent of their anchor shares) (“ public shareholders ”)may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company in connection with its IPO (the “ trust account ”),including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “ Election ”),subject to certain limitations, regardless of whether such public shareholders vote on the Extension Amendment Proposal.
The initial shareholders have agreed to vote in favor of any proposal recommended by the Board, including the Extension Amendment Proposal and, if presented, the Adjournment Proposal. Assuming all outstanding ordinary shares are present and voted, in addition to the founder shares held by the initial shareholders, 5,974,004 ordinary shares (or 31.7% of the total ordinary shares outstanding) must be voted in favor of the Extension Amendment Proposal in order for such proposal to be approved. Assuming only a quorum is present, consisting of one or more holders of ordinary shares holding at least one-third of the outstanding ordinary shares, in addition to the founder shares held by the initial shareholders, 0 ordinary shares must be voted in favor of the Extension Amendment Proposal in order for such proposal to be approved. If the anchor investors also elect to vote their anchor shares in favor of the Extension Amendment Proposal, such that all founders shares and anchor shares are voted in favor, 3,923,804 public shares (20.8% of all outstanding ordinary shares or 38.5% of the outstanding public shares) must be voted in favor if all shares are present and voted, and 0 public shares must be voted in favor if only a quorum is present.
If the Extension Amendment Proposal is approved by the requisite vote of shareholders, then the Withdrawal Amount (as defined below) will be withdrawn from the trust account and paid to the redeeming public shareholders with respect to the portion of public shares that were validly redeemed as described above.
If the Extension is effectuated, the remaining public shareholders will retain the opportunity to have their public shares redeemed in conjunction with any potential initial business combination or subsequent shareholder vote to extend the outside date, subject to any limitations set forth in the Governing Documents. In addition, the remaining public shareholders will be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.
The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the Election, and the amount remaining in the trust account after such withdrawal may be only a fraction of the $108,901,049.74, plus accrued interest (less any funds used to pay taxes) that was in the trust account as of January 11, 2024. In such event, the Company may still seek to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
The Company estimates that the per-share price at which the public shares may be redeemed from cash held in the trust account will be approximately $10.69 (which amount includes interest earned on the funds held in the trust account and not previously or yet released to the Company to pay its taxes), for illustrative purposes, calculated as of January 11, 2024. On January 11, 2024, the closing price of the Company’s Class A ordinary shares on the New York Stock Exchange (“ NYSE ”)was $10.72. The Company cannot assure public shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.
The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates, if necessary or appropriate, either (x) to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Extension Amendment Proposal or (y) the Board determines at the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal. Notwithstanding the order of the resolutions on the notice to the Extraordinary General Meeting, the Adjournment Proposal, if presented, will be presented first to the Company’s shareholders if based on the tabulated votes collected at the time of the Extraordinary General Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or if the Board determines at the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.
If the Extension Amendment Proposal is not approved, the Company may again seek to extend the Current Outside Date. If the Extension Amendment Proposal is not approved, the Current Outside Date is not otherwise extended and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with its Governing Documents, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of public shares then in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any, subject to applicable law); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and its board of directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable laws. In addition, there will be no redemption rights or liquidating distributions with respect to the Company’s warrants, including the warrants included in the units sold in the IPO (the “public warrants”),which will expire worthless in the event the Company winds up, liquidates and dissolves.
The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.00 per public share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay our tax obligations, provided that such liability will not apply to any claims by a third party who executed a waiver of any and all rights to the monies held in the trust account nor will it apply to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). In the event that any such executed waiver is deemed to be unenforceable against such third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. However, the Company has not asked the Sponsor to reserve for such indemnification obligations, nor has it independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are securities of the Company. Therefore, the Company cannot assure that its Sponsor would be able to satisfy those obligations.
If the Extension Amendment Proposal is approved, such approval will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”)equal to the number of public shares properly redeemed multiplied by the per-share price equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of public shares then in issue and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount, provided that the Company shall not redeem the public shares unless the Company would have tangible assets of at least $5,000,001 upon consummation. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a potential initial business combination, on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on such business combination through the Extended Date if the Extension Amendment Proposal is approved.
On January 11, 2024, there were 17,010,705 Class A ordinary shares issued and outstanding (out of which 10,198,205 shares are subject to redemption and 6,812,500 shares are non-redeemable) and 1,812,500 Class B ordinary shares issued and outstanding, which vote together as a single class with respect to the Extension Amendment Proposal and, if presented, the Adjournment Proposal. The Company’s warrants do not have voting rights in connection with either the Extension Amendment Proposal or the Adjournment Proposal.
This proxy statement contains important information about the Extraordinary General Meeting and the proposals to be voted on at the Extraordinary General Meeting. Please read it carefully and vote your shares.

FORWARD-LOOKING STATEMENTS
The statements contained in this proxy statement that are not purely historical are “forward-looking statements.” Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, without limitation, statements about:
•	our ability to finance or consummate any potential initial business combination;
•	the anticipated benefits of any potential initial business combination;
•	our plans to seek shareholder approval of any potential initial business combination;
•
our executive officers and directors potentially having conflicts of interest in approving a business combination, as a result of which they would then receive expense reimbursements or other benefits;

•	our public securities’ potential liquidity and trading;
•	our intentions to seek any further extension to consummate our initial business combination;
•	our expectations regarding the timing of shareholder redemption payments; and
•	our status under or applicability of the Investment Company Act and any actions we may take to mitigate the risks associated therewith.
The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” and elsewhere in this proxy statement, and under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, our subsequently filed Quarterly Reports on Form 10-Q, and any other documents filed by the Company with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire proxy statement, including the annex to this proxy statement.
Why am I receiving this proxy statement?
This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Extraordinary General Meeting, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.
The Company is a blank check company incorporated on March 3, 2021 as a Cayman Islands exempted company, for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses.
During the period from March 3, 2021 through March 4, 2021, the Sponsor received 7,187,500 Class B ordinary shares for a per share purchase price of approximately $0.003. Prior to the IPO, the Company effected a share capitalization issuing 0.2 of a share for each ordinary share in issue, resulting in the Sponsor holding an aggregate of 8,625,000 Class B ordinary shares. Prior to the IPO, our Sponsor also transferred 20,000 of its Class B ordinary shares to each of Jose Antonio Aguilar Bueno, Federico Carrillo-Zurcher, Helio L. Magalhães and Eva Redhe (the “independent directors” and, together with the Sponsor, the “initial shareholders”). Upon transfer of these 80,000 shares, the Company recorded $557,600 of share-based compensation for services provided by the independent directors. As of the date of this proxy statement, the Sponsor continues to own 4,994,800 Class A ordinary shares of the Company which are non-redeemable and 1,500,000 Class B ordinary shares and the Company’s independent directors hold in aggregate 80,000 Class A ordinary shares which are non-redeemable (such 6,574,800 shares, the “founder shares”). Prior to the close of the IPO, certain anchor investors (the “anchor investors”) received 2,050,200 Class B ordinary shares with the Company cancelling an equivalent number of shares. The anchor investors continue to hold, in the aggregate, 1,737,700 Class A ordinary shares which are non-redeemable and 312,500 Class B ordinary shares (the “anchor shares”). The founder shares and anchor shares are subject to certain lock-up restrictions. As of the date of this preliminary proxy statement, there are no agreements between the Company and the anchor investors regarding their continued ownership or the redemption of any public shares they may continue to hold or acquire, or regarding the voting of any such public shares or the anchor shares.
On October 8, 2021, the Company consummated its IPO of 34,500,000 units (the “units”), including 4,500,000 Units issued pursuant to the full exercise of the underwriters’ over-allotment option. Each unit consisted of one Class A ordinary share (the “public shares”) and one-half of one redeemable warrant (the “public warrants”), with each whole warrant entitling the holder thereof to purchase one public share for $11.50 per share. The units were sold at a price of $10.00 per unit, generating gross proceeds of $345,000,000.
Simultaneously with the closing of the IPO, the Company consummated the sale of an aggregate of 8,900,000 private placement warrants (the “private placement warrants”), at a price of $1.00 per private placement warrant in a private placement to our Sponsor, generating gross proceeds to the Company of $8,900,000. The private placement warrants are identical to the warrants sold as part of the units in the IPO, except as otherwise disclosed in the Registration Statement. As of the date of this proxy statement, the Sponsor owns an aggregate of 8,900,000 private placement warrants.
Following the closing of the IPO on October 8, 2021, an amount of approximately $345 million from the net proceeds of the sale of the units in the IPO and $6.9 million from the sale of the private placement warrants was placed in the trust account, which was invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (“Investment Company Act”), with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, until the earlier of: (a) the completion of our initial business combination, (b) the redemption of any public shares properly submitted in connection with a shareholder vote to approve certain amendments to our Governing Documents, including a vote to approve an extension to the Current Outside Date, and (c) the redemption of our public shares if we are unable to complete the initial business combination within the period provided in our Governing Documents.

On October 6, 2023, the Company held an extraordinary general meeting of shareholders where the shareholders voted to approve (1) an amendment to the Company’s amended and restated memorandum and articles of association to extend the date by which the Company must consummate a business combination from October 8, 2023 to February 8, 2024 and (2) an amendment to the Company’s amended and restated memorandum and articles of association to provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share, to convert into Class A ordinary shares, par value $0.0001 per share, of the Company on a one-for-one basis prior to the closing of an initial business combination at the election of the holder.
On October 17, 2023 and October 23, 2023, holders of 6,812,500 Class B ordinary shares of the Company voluntarily elected to convert such Class B ordinary shares into Class A ordinary shares of the Company, on a one-for-one basis in accordance with the Company’s amended and restated memorandum and articles of association (the “ Class B Conversion ”). Notwithstanding the Class B Conversion, such holders will not be entitled to receive any funds held in the trust account with respect to any Class A ordinary shares issued to such holders as a result of the Class B Conversion, and no additional amounts will be deposited into the trust account in respect of such Class A ordinary shares held by such holders.
Additionally, the Company’s public shareholders elected to redeem 24,301,795 Class A ordinary shares at a redemption price of approximately $10.53 per share, for an aggregate redemption amount of approximately $256 million. After the satisfaction of the redemption, the balance in the trust account was approximately $107 million.
On October 10, 2023, the Company issued a promissory note to the Sponsor or its registered assigns or successors in interest (the “Payee”), pursuant to which the Payee agreed that the Payee or one or more of its affiliates or designees will deposit into the Company’s trust account an amount equal to the lesser of (i) $0.025 per Class A ordinary share of the Company multiplied by the number of Class A ordinary shares of the Company then outstanding and (ii) $100,000, for each calendar month until the earlier of (i) the Company’s completion of a business combination and (ii) February 8, 2024. The maximum aggregate amount of deposits shall be $400,000.
Like most blank check companies, our Governing Documents provide for the return of the aggregate amount then held in the trust account to the public shareholders if we do not consummate a qualifying business combination on or before a certain date. In our case, such date is February 8, 2024. As of January 11, 2024, the Company had approximately $108,901,049.74 of cash in the trust account.
Our Board has determined that it is in the best interests of the Company to further amend the Governing Documents to extend the date we have to consummate a business combination to June 8, 2024 in order to allow the Company more time to complete an initial business combination. Therefore, our Board is submitting the proposals described in this proxy statement for the shareholders to vote upon.
What is being voted on?
You are being asked to vote on each of the Extension Amendment Proposal and, if presented, the Adjournment Proposal. Both proposals are described below:
1.
Extension Amendment Proposal: To amend our Governing Documents to extend the date by which the Company must consummate a business combination from February 8, 2024 (the date which is 28 months from the closing date of the IPO) to June 8, 2024 (the date which is 32 months from the closing date of the IPO).

2.
Adjournment Proposal: To approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, either to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension or if the Board determines at the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.

What are the purposes of the Extension Amendment Proposal and the Adjournment Proposal?
Our Board believes that there will not be sufficient time to enter into a definitive agreement with respect to an initial business combination and to consummate such initial business combination by the Current Outside Date.
The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary General Meeting to a later date or dates if we determine that additional time is necessary either to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal, or if we determine that additional time is necessary to effectuate the Extension, or if the Board determines at the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.
Approval of the Extension Amendment Proposal is required in order to effect the Extension. In addition, our Governing Documents require that the Company not proceed with the Extension if the number of redemptions of our public shares causes the Company to have less than $5,000,001 of net tangible assets, which requirement may not be waived by the Board.
If the Extension Amendment Proposal is approved, such approval will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of public shares then in issue and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount, provided that the Company shall not redeem the public shares unless the Company would have tangible assets of at least $5,000,001 upon consummation. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a potential initial business combination, on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on such business combination through the Extended Date if the Extension Amendment Proposal is approved.
If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account after such withdrawal if the Extension Amendment Proposal is approved, and the amount remaining in the trust account may be only a fraction of the $108,901,049.74, plus accrued interest (less any funds used to pay taxes) that was in the trust account as of January 11, 2024. In such event, the Company may still seek to obtain additional funds to complete its initial business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
If the Extension Amendment Proposal is not approved, we may again seek to extend the Current Outside Date. If the Extension Amendment Proposal is not approved, the Current Outside Date is not otherwise extended and the Company has not consummated an initial business combination by the Current Outside Date, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In addition, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up, liquidates and dissolves.
The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or if the Board determines at the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.
Our initial shareholders have agreed to waive their right to receive liquidating distributions from the trust account with respect to any founder shares they hold if we fail to consummate an initial business combination by the Current Outside Date.
Why is the Company proposing the Extension Amendment Proposal and the Adjournment Proposal?
Our Governing Documents provide for the return of the aggregate amount held in trust to the holders of our public shares if we have not consummated a qualifying business combination by the Current Outside Date. Our Board believes that there will not be sufficient time to enter into a definitive agreement, make the requisite SEC filings, complete the SEC review process and hold an extraordinary general meeting to obtain shareholder approval of and consummate an initial business combination, by the Current Outside Date. Accordingly, we have determined to seek shareholder approval to extend the Current Outside Date to the Extended Date.
The sole purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete its initial business combination, which our Board believes is in the best interest of the Company. We believe that, given our expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant continuing to pursue a potential business combination and providing public shareholders an opportunity to consider any potential initial business combination.
The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary General Meeting to a later date or dates if we determine that additional time is necessary either to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal, or if we determine that additional time is necessary to effectuate the Extension, or if the Board determines at the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal. Accordingly, our Board is proposing the Extension Amendment Proposal and, if necessary, the Adjournment Proposal which if presented, would be presented to the Company’s shareholders first, notwithstanding the order of the resolutions on the notice to the Extraordinary General Meeting, in order to extend the Company’s corporate existence until the Extended Date.
The Company has not entered into a definitive agreement regarding a business combination and you are not being asked to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on any potential initial business combination, when and if such business combination is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event any proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.
Why should I vote for the Extension Amendment Proposal?
Our Board believes shareholders will benefit from the Company consummating a business combination and is proposing the Extension Amendment Proposal to extend the date by which the Company must complete a business combination until the Extended Date. The Extension would give the Company the opportunity to identify and complete a potential initial business combination, which our Board believes in the best interests of the shareholders.
Our Governing Documents provide that if our shareholders approve an amendment to our Governing Documents that would affect the substance or timing of our obligation to redeem 100% of the Company’s public shares if the Company does not complete a business combination by the Current Outside Date, we will provide our public shareholders with the opportunity to redeem all or a portion of their public shares in connection with such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of public shares then in issue, provided that the Company shall not redeem the public shares unless the Company would have net tangible assets of at least $5,000,001 upon consummation. This provision was included in the Governing Documents to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Governing Documents. We also believe, however, that given our expenditure of time, effort and money on pursuing potential business combination opportunities, circumstances warrant providing our public shareholders an opportunity to consider a potential initial business combination.
Our Board recommends that you vote in favor of the Extension Amendment Proposal, but expresses no opinion as to whether you should redeem your public shares.
Why should I vote for the Adjournment Proposal?
If the Adjournment Proposal is presented and not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.
Our Board recommends that you vote in favor of the Adjournment Proposal.

How do the Company’s insiders intend to vote their shares?
The Sponsor, which is an affiliate of certain members of the Board and the Company’s management team, and our independent directors are required to vote any ordinary shares over which they have voting control in favor of both of the proposals. On January 11, 2024, the initial shareholders beneficially owned and were entitled to vote 6,574,800 founder shares, which represent 34.93% of the Company’s issued and outstanding ordinary shares. In addition, the anchor investors hold 2,050,200 anchor shares, or 10.89% of the Company’s issued and outstanding ordinary shares. The anchor investors have no obligation to vote their anchor shares or any public shares they may own in favor of the proposals being presented in this proxy statement. However, if the Extension Amendment Proposal is not approved and we are not able to consummate a business combination by the Current Outside Date, we will be forced to liquidate our Company and the anchor shares (which are currently non-transferrable and non-redeemable) will be worthless. Accordingly, we expect that the anchor shares will be voted in favor of the proposals.
Assuming all outstanding ordinary shares are present and voted, in addition to the founder shares held by the initial shareholders, 5,974,004 ordinary shares (or 31.7% of the total ordinary shares outstanding) must be voted in favor of the Extension Amendment Proposal in order for such proposal to be approved. Assuming only a quorum is present, consisting of one or more holders of ordinary shares holding at least one-third of the outstanding ordinary shares, in additional to the founder shares held by the initial shareholders, 0 ordinary shares must be voted in favor of the Extension Amendment Proposal in order for such proposal to be approved. If the anchor investors also elect to vote their anchor shares in favor of the Extension Amendment Proposal, such that all founders shares and anchor shares are voted in favor, 3,923,804 public shares (20.8% of all outstanding ordinary shares or 38.5% of the outstanding public shares) must be voted in favor if all shares are present and voted, and 0 public shares must be voted in favor if only a quorum is present. To the extent that the anchor investors continue to hold any public shares as of the Record Date and vote such shares in favor of the proposals, the number of public shares voted by other public shareholders needed to approve the proposals will be decreased.
In addition, the Sponsor, directors, executive officers or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market from shareholders who redeem, or indicate an intention to redeem, their public shares, prior to or following the Extraordinary General Meeting, although they are under no obligation to do so. Such public shares purchased by our Sponsor, directors, executive officers or any of their respective affiliates (a) would be purchased at a price no higher than the redemption price for the public shares, which is currently estimated to be $10.69 per share, calculated based on the trust account amount as of January 11, 2024, (which amount includes interest earned on the funds held in the trust account and not previously or yet released to the Company to pay its taxes), and (b) would not be (i) voted by the Sponsor, directors, executive officers or their respective affiliates at the Extraordinary General Meeting and (ii) redeemable by the Sponsor, directors, executive officers or their respective affiliates. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Extraordinary General Meeting are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and elected to redeem their shares for a portion of the trust account. None of the Sponsor, directors, executive officers or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.
Further, we, our directors and executive officers, our Sponsor, or any of their respective affiliates may enter into agreements with one or more shareholders of the Company pursuant to which such shareholders would agree not to redeem all or part of their public shares in connection with the Extension Amendment Proposal and/or to vote in favor thereof, in consideration of payments made in the form of cash, founder shares forfeited by Sponsor or otherwise. To our knowledge, as of the date hereof, no such agreement has been entered into, and neither we nor our Sponsor (or our respective directors, members, officers or affiliates) have contacted any shareholders for the purposes of entering into any such agreement.

Does the Board recommend voting for the approval of the Extension Amendment Proposal and, if presented, the Adjournment Proposal?
Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board unanimously recommends that shareholders vote “FOR” both the Extension Amendment Proposal and, if presented, the Adjournment Proposal.
What vote is required to adopt the Extension Amendment Proposal?
Approval of the Extension Amendment Proposal will require a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued and outstanding ordinary shares present in person (including via live webcast) or represented by proxy at the Extraordinary General Meeting and entitled to vote on such matter, including those shares held as a constituent part of our units, on the record date, provided that a quorum is present. As of the date of this proxy statement, the initial shareholders hold approximately 34.93% of the Company’s outstanding ordinary shares and the anchor investors hold 10.89% of the Company’s outstanding ordinary shares.
If the Extension Amendment Proposal is approved and the Extension is implemented, any holder of public shares may redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of public shares then in issue.
In addition, we will not proceed with the Extension if the number of redemptions of our Public Shares causes the Company to have less than $5,000,001 of net tangible assets, which requirement may not be waived by the Board.
What is the Resolution to be voted upon in respect of the Extension Amendment Proposal?
The full text of the special resolution to be proposed is set out in Annex A.
What vote is required to adopt the Adjournment Proposal?
If presented, the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Company’s issued Class A ordinary shares and Class B ordinary shares present in person (including via live webcast) or represented by proxy at the Extraordinary General Meeting and entitled to vote on such matter, provided that a quorum is present.
If the Adjournment Proposal is presented, what is the Resolution to be voted upon?
The full text of the resolution to be proposed is as follows:
“RESOLVED, as an ordinary resolution, that the general meeting be adjourned to a later date or dates to be determined by the chairman of the general meeting, either (x) to permit further solicitation and vote of proxies or (y) because the board of directors has determined that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.”
What happens if I sell my public shares or units before the Extraordinary General Meeting?
The January 5, 2024 record date is earlier than the date of the Extraordinary General Meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the record date, but before the Extraordinary General Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Extraordinary General Meeting. If you transfer your public shares prior to the record date, you will have no right to vote those shares at the Extraordinary General Meeting. If you acquired your public shares after the record date, you will still have an opportunity to redeem them if you so decide.
What if I don’t want to vote for the Extension Amendment Proposal and/or the Adjournment Proposal?
If you do not want the Extension Amendment Proposal or, if presented, the Adjournment Proposal to be approved, you must vote “AGAINST” such proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming holders.

Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will not count as a vote cast at the Extraordinary General Meeting.
Will you seek any further extensions to liquidate the trust account?
Other than the extension until the Extended Date as described in this proxy statement, we do not currently anticipate seeking any further extension to consummate our initial business combination, although we may determine to do so in the future.
What happens if the Extension Amendment Proposal is not approved?
If the Extension Amendment Proposal is not approved, the Company may again seek to extend the Current Outside Date. If the Extension Amendment Proposal is not approved, the Current Outside Date is not otherwise extended and the Company has not consummated an initial business combination by the Current Outside Date, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of public shares then in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any, subject to applicable law); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable laws. In addition, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up, liquidates and dissolves.
Our initial shareholders have agreed to waive their right to receive liquidating distributions from the trust account with respect to any founder shares they hold if we fail to consummate an initial business combination by the Current Outside Date.
If the Extension Amendment Proposal is approved, what happens next?
If the Extension Amendment Proposal is approved, the Company will continue its efforts to enter into a definitive agreement with respect to an initial business combination and will attempt to consummate such initial business combination until the Extended Date.
In addition, the removal of the Withdrawal Amount from the trust account, if any, will reduce the amount remaining in the trust account and increase the percentage interest of the Company ordinary shares held by our initial shareholders and anchor investors through the founder shares and anchor shares, respectively.
The text of the special resolution to effect the Extension Amendment is set out in Annex A hereto and if approved, we will file this resolution with the Registrar of Companies of the Cayman Islands. The Company will remain a reporting company under the Exchange Act, and our units, public shares, and public warrants will remain publicly traded.
How are the funds in the trust account currently being held?
The funds in the trust account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. As of January 11, 2024, amounts held in the trust account included approximately $144,161.77 of accrued interest.
Please also read see the section entitled “Risk Factors — If we were deemed to be an investment company for purposes of the Investment Company Act, our activities would be severely restricted, we would be required to institute burdensome compliance requirements and we may be forced to abandon our efforts to complete an initial business combination, and instead be required to liquidate the Company. To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at any time, have to liquidate the securities held in the trust account and instead hold all funds in the trust account in an interest-bearing demand deposit account until the earlier of the consummation of our initial business combination or our liquidation. Interest on such demand deposit accounts is variable, and the Company cannot assure that such rate of interest will not decrease or increase significantly. Following any such liquidation, we will likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount that our public shareholders would receive upon any redemption or liquidation of the Company.”
If I do not redeem my shares now, would I still be able to vote on an initial business combination and exercise my redemption rights with respect to an initial business combination?
Yes. If you do not redeem your shares in connection with the Extension Amendment Proposal, then, assuming you are a shareholder as of the record date for voting on any potential initial business combination, you will be able to vote on such business combination when it is submitted to shareholders. You will also retain your right to redeem your public shares upon consummation of such business combination, subject to any limitations set forth in the Governing Documents.
When and where is the Extraordinary General Meeting?
The Extraordinary General Meeting will be held virtually via live webcast at 2:00 p.m. Eastern Time, on February 2, 2024, and you may also attend in person by following the procedures below. You will be able to attend the Extraordinary General Meeting online, vote, and submit your questions during the Extraordinary General Meeting by visiting www.virtualshareholdermeeting.com/NFYS2024SM and entering the control number found on your proxy card, voting instruction form or notice included in your proxy materials. We encourage you to access the Extraordinary General Meeting webcast prior to the start time. Online check-in will begin fifteen minutes prior to the start time of the Extraordinary General Meeting, and you should allow ample time for the check-in procedures. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Holland & Knight LLP, located at 31 West 52nd Street, 12th Floor, New York, NY 10019.
How do I attend the Extraordinary General Meeting, and will I be able to ask questions?
If you are a registered shareholder, you received a proxy card from Broadridge Financial Solutions, Inc. (“ Broadridge ”). The form contains instructions on how to attend the Extraordinary General Meeting virtually including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Company by phone at 646-854-6565, or email at ir@enphys.com.
To register, enter the URL address into your browser www.virtualshareholdermeeting.com/NFYS2024SM, enter your control number, name and email address. Once you register you can vote or enter questions in the chat box. At the start of the Extraordinary General Meeting you will need to re-log in using your control number and will also be prompted to enter your control number if you vote during the Extraordinary General Meeting.
Beneficial holders, who own their investments through a bank or broker, will need to contact their bank or broker to receive a control number. If you plan to vote at the Extraordinary General Meeting you will need to have a legal proxy from your bank or broker.
If you wish to attend the Extraordinary General Meeting in person, you must reserve your attendance at least two business days in advance of the Extraordinary General Meeting by contacting Holland & Knight LLP at 212-513-3200. If you plan to vote at the Extraordinary General Meeting, you will need to show photo identification and we will provide you with a ballot when you arrive. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.
How do I vote?
If you are a holder of record of the Company’s ordinary shares, including those shares held as a constituent part of our units, you may vote at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting virtually or in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote in person or virtually if you have already voted by proxy.
If your ordinary shares of the Company, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting, whether in person or via live webcast. However, since you are not the shareholder of record, you may not vote your shares at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.
How do I change my vote?
If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the Extraordinary General Meeting or by voting at the Extraordinary General Meeting. Attendance at the Extraordinary General Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at:
ENPHYS ACQUISITION CORP.
100 Wall Street, 20th Floor
New York, NY 10005
Attn: Corporate Secretary
How are votes counted?
Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for the Extension Amendment Proposal and, if presented, the Adjournment Proposal.
Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Extension Amendment Proposal or, if presented, the Adjournment Proposal. Since the Adjournment Proposal is considered a routine matter, brokers shall be entitled to vote on the Adjournment Proposal absent voting instructions, and thus there should be no broker non-votes with respect to the Adjournment Proposal. For more information regarding broker non-votes, please read the question “If my shares are held in “street name,” will my broker automatically vote them for me?” below.
If my shares are held in “street name,” will my broker automatically vote them for me?
No. Holders of ordinary shares that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If you do not give instructions to your bank or brokerage firm, the bank or brokerage firm will nevertheless be entitled to vote your shares with respect to “routine” items, but it will not be permitted to vote your shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.
Proposal 1 — The Extension Amendment Proposal is a matter that we believe will be considered “non-routine.”
Proposal 2 — The Adjournment Proposal is a matter that we believe will be considered “routine.”
Banks or brokerages cannot use discretionary authority to vote shares on the Extension Amendment Proposal if they have not received instructions from their clients. Your broker can tell you how to provide these instructions. Please submit your vote instruction form so your vote is counted.
What is a quorum requirement?
A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if one or more holders of ordinary shares holding at least one-third of our ordinary shares, including those shares held as a constituent part of our units, are represented in person (including via live webcast) or by proxy at the Extraordinary General Meeting.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the Extraordinary General Meeting will stand adjourned to the same day, time and place in the following week.

Who can vote at the Extraordinary General Meeting?
Only holders of record of the Company’s ordinary shares, including those shares held as a constituent part of our units, at the close of business on January 5, 2024, are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments or postponements thereof. On January 11, 2024, 17,010,705 Class A ordinary shares and 1,812,500 Class B ordinary shares were outstanding and entitled to vote.
Shareholder of Record: Shares Registered in Your Name. If on the record date your shares or units were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company (“ transfer agent ”) , then you are a shareholder of record. As a shareholder of record, you may vote at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting, whether in person or virtually. However, since you are not the shareholder of record, you may not vote your shares in person or virtually at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.
What interests do the Company’s directors and executive officers have in the approval of the Extension Amendment Proposal?
The Company’s directors and executive officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include ownership by them of founder shares, and warrants that may become exercisable in the future, and the possibility of future compensatory arrangements. See the section entitled “Proposal No. 1 — The Extension Amendment — Interests of the Company’s Directors and Officers.”
What if I object to the Extension Amendment Proposal and/or the Adjournment Proposal? Do I have dissenters’ rights?
Neither Cayman Islands nor the Company’s Governing Documents provide shareholders with dissenters’ rights in connection with either the Extension Amendment Proposal or, if presented, the Adjournment Proposal.
What happens to the Company’s warrants if the Extension Amendment Proposal is not approved?
If the Extension Amendment Proposal is not approved, we may again seek to extend the Current Outside Date. If the Extension Amendment Proposal is not approved, the Current Outside Date is not otherwise extended and we have not consummated an initial business combination by the Current Outside Date, our Governing Documents require that the Company liquidate and dissolve, subject to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable laws. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event the Company winds up, liquidates and dissolves.
Our initial shareholders have agreed to waive their redemption rights with respect to their founder shares and public shares, as applicable, in connection with a shareholder vote to approve certain amendments to our Governing Documents, including a vote to approve an extension to the Current Outside Date. In addition, they have agreed to waive their right to receive liquidating distributions from the trust account with respect to any founder shares they hold if we fail to consummate an initial business combination by the Current Outside Date.
What happens to the Company’s warrants if the Extension Amendment Proposal is approved?
If the Extension Amendment Proposal is approved, we will continue our efforts to consummate a potential initial business combination, until the Extended Date and will retain the blank check company restrictions previously applicable to us. Our warrants will remain outstanding in accordance with their terms.
How do I redeem my public shares?
If the Extension Amendment Proposal is approved and the Extension is implemented, each public shareholder may seek to redeem all or a portion of his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the total number of then outstanding public shares. However, public shareholders will only be entitled to receive cash for any public shares to be redeemed only if they:
(i)
(a) hold public shares or (b) hold public shares through units and elect to separate their units into the underlying public shares and public warrants prior to exercising their redemption rights with respect to the public shares; and

(ii)
prior to 5:00 p.m. Eastern Time, on January 31, 2024 (two business days prior to the scheduled vote at the Extraordinary General Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team (e-mail: spacredemptions@continentalstock.com), that the Company redeem their public shares for cash and (b) tender or deliver their shares to the transfer agent (and share certificates (if any) and other redemption forms), physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so.
Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the record date.
If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time on January 31, 2024 (two business days before the scheduled vote at the Extraordinary General Meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and Election.
Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the shareholder, whether it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal will not be redeemed for cash held in the trust account. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender with the consent of the Board. If you have tendered or delivered your shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above under the question titled “How do I redeem my public shares?”. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, or is approved but the Extension is not implemented, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved or that the Extension will not be implemented. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the Extension is implemented. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.
Public shareholders will also be able to redeem their public shares in connection with any shareholder vote to approve a business combination, or if the Company has not consummated a business combination by the Extended Date.
If I am a unit holder, can I exercise redemption rights with respect to my units?
No. Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.
If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares, and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my public shares?” above.
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your ordinary shares.
Who is paying for this proxy solicitation?
The Company will pay for the entire cost of soliciting proxies. The Company has engaged Morrow Sodali, LLC to assist in the solicitation of proxies for the Extraordinary General Meeting. The Company has agreed to pay Morrow Sodali, LLC’s customary fee. The Company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses. In addition, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication, but will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
Where do I find the voting results of the Extraordinary General Meeting?
We will announce preliminary voting results at the Extraordinary General Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company will file with the SEC within four business days following the Extraordinary General Meeting.
Who can help answer my questions?
If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:
ENPHYS ACQUISITION CORP.
100 Wall Street, 20th Floor
New York, NY 10005
Telephone: (646) 854-6565
You may also contact the Company’s proxy solicitor at:
Morrow Sodali, LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford CT 06902
Tel: Toll-Free (800) 662-5200 or (203) 658-9400
Email: NFYS.info@investor.morrowsodali.com
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

RISK FACTORS
You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on April 13, 2023, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
The SEC has issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete an initial business combination, and may constrain the circumstances under which we could complete our initial business combination.
On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”), which include proposals relating to, among other items, disclosures in business combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and the time required to consummate an initial business combination, and may constrain the circumstances under which we could complete such business combination.
If we were deemed to be an investment company for purposes of the Investment Company Act, our activities would be severely restricted, we would be required to institute burdensome compliance requirements and we may be forced to abandon our efforts to complete an initial business combination, and instead be required to liquidate the Company. To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at any time, have to liquidate the securities held in the trust account and instead hold all funds in the trust account in an interest-bearing demand deposit account until the earlier of the consummation of our initial business combination or our liquidation. Interest on such demand deposit accounts is variable, and the Company cannot assure that such rate of interest will not decrease or increase significantly. Following any such liquidation, we will likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount that our public shareholders would receive upon any redemption or liquidation of the Company.
As described further above, the SPAC Rule Proposals include proposals relating to, among other matters, the circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for SPACs from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement of its initial public offering (as defined below) (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.
Given that the SPAC Rule Proposals have not yet been adopted, there is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, our activities would be severely restricted, we would be subject to additional regulatory burdens and expenses and, unless we are able to modify our activities so that we would not be deemed an investment company, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.
The funds in the trust account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in an interest-bearing demand deposit account until the earlier of consummation of our initial business combination or liquidation. Interest on such demand deposit account is variable, and the Company cannot assure you that such rate of interest will not decrease or increase significantly. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount our public shareholders would receive upon any redemption of their shares or liquidation of the Company.
The longer that the funds in the trust account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time and instead hold all funds in the trust account in an interest-bearing demand deposit account, which would further reduce the dollar amount our public shareholders would receive upon any redemption of their shares or liquidation of the Company.
There are no assurances that the Extension will enable us to complete an initial Business Combination.
Approving the Extension Amendment Proposal involves a number of risks. Even if the Extension Amendment Proposal is approved and the Extension is implemented, the Company can provide no assurances that an initial business combination, will be consummated prior to the Extended Date. Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control, including completion of SEC or other regulatory review processes.
We are required to offer shareholders the opportunity to redeem Class A ordinary shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve any potential initial business combination. Even if the Extension Amendment Proposal or our initial business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Amendment Proposal and our initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of Class A ordinary shares on the open market. The price of Class A ordinary shares may be volatile, and there can be no assurance that shareholders will be able to dispose of Class A ordinary shares at favorable prices, or at all.
The ability of our public shareholders to exercise redemption rights if the Extension Amendment Proposal is approved with respect to a large number of our public shares may adversely affect the liquidity of our securities.
Pursuant to our Governing Documents, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Amendment Proposal is approved. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our Class A ordinary shares. As a result, you may be unable to sell your Class A ordinary shares even if the per-share market price is higher than the per-share redemption price paid to public shareholders that elect to redeem their public shares if the Extension Amendment Proposal is approved.

NYSE may delist our securities from trading on its exchange following redemptions by our shareholders in connection with approval of the Extension Amendment Proposal, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.
Our Class A ordinary shares, units and warrants are listed on the New York Stock Exchange. After the Extraordinary General Meeting, we may be required to demonstrate compliance with NYSE’s continued listing requirements in order to maintain the listing of our securities on NYSE. The NYSE would normally give consideration to the prompt initiation of suspension and delisting procedures with respect to a security of an issuer when:
•
its average aggregate global market capitalization is below $50,000,000 or the average aggregate global market capitalization attributable to publicly held shares is below $40,000,000, in each case over 30 consecutive trading days (not including shares held by directors, officers or their immediate family members and other concentrated holders of 10% or more of such issuer’s outstanding shares);

•
the total number of public shareholders is less than 300 (including beneficial holders in addition to holders of record, but excluding directors, officers or their immediate family members and other concentrated holders of 10% or more of such issuer’s outstanding shares);

•
the number of total stockholders is less than 1,200 (including beneficial holders in addition to holders of record) and the average monthly trading volume is less than 100,000 shares for the most recent 12 months; or

•
the number of publicly-held shares is less than 600,000, provided that if the unit of trading is less than 100 shares this requirement is reduced proportionately (excluding shares held by directors, officers or their immediate family members and other concentrated holders of 10% or more of such issuer’s outstanding shares).

Additionally, we expect that if our Class A ordinary shares fail to meet NYSE’s continued listing requirements, our units and warrants will fail to meet NYSE’s continued listing requirements for those securities.
We cannot assure you that any of our Class A ordinary shares, units or warrants will be able to meet any of NYSE’s continued listing requirements following the Extraordinary General Meeting and any related shareholder redemptions of our Class A ordinary shares. If our securities do not meet NYSE’s continued listing requirements, NYSE may delist our securities from trading on its exchange.
If NYSE delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:
•	a limited availability of market quotations for our securities;
•	reduced liquidity for our securities;
•
a determination that our Class A ordinary shares are a “penny stock” which will require brokers trading in our Class A ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and
•	a decreased ability to issue additional securities or obtain additional financing in the future.
The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A ordinary shares qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by SPACs, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on NYSE, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

Our Sponsor, certain members of our Board and our officers have interests in the proposals that may conflict with those of other shareholders in recommending that shareholders vote in favor of approval of the proposals in this proxy statement.
Our Sponsor, certain members of our Board and our officers have interests in the proposals that may conflict with those of other shareholders in recommending that shareholders vote in favor of approval of the proposals. For example, our initial shareholders have agreed to waive their redemption rights with respect to their founder shares and public shares, as applicable, in connection with a shareholder vote to approve certain amendments to the Company’s Governing Documents, including a vote to approve an extension to the Current Outside Date. In addition, they have agreed to waive their right to receive liquidating distributions from the trust account with respect to any founder shares they hold if the Company fails to consummate an initial business combination by the Current Outside Date. As a result, founder shares held by the Sponsor and the Company’s independent directors will be worthless, as will the Sponsor’s private placement warrants, if the Extension is not approved and we do not consummate an initial business combination by February 8, 2024.
These interests may influence our directors in making their recommendation that you vote in favor of the approval of the proposals described in this proxy statement. You should take these interests into account in deciding whether to vote in favor of such proposals. You should also read the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Company’s Directors and Officers. “
Even if we implement the Extension, we may not be able to complete a business combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.
Our initial business combination may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit a business combination to be consummated with us, we may not be able to consummate a business combination with such target.
Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. We and our sponsor have ties to non-US persons. Specifically, Jorge de Pablo, our Chief Executive Officer and a member of the Board of Directors of the Company (the “Board”), is a citizen of Spain. Carlos Guimarães, our Chairman of the Board, is a citizen of Brazil. Par Lindstrom, our Chief Financial Officer and a member of the Board, is a citizen of Sweden. Matias de Buján, our Chief Operating Officer, is a citizen of Argentina. Additionally, our independent directors, Jose Antonio Aguilar Bueno, Federico Carrillo- Zurcher, Hélio L. Magalhâes and Eva Redhe are citizens of Mexico, Costa Rica, Brazil and Sweden, respectively.
Outside the United States, laws or regulations may affect our ability to consummate a business combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses relating to a country’s culture or heritage may be implicated.
U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.
As a result of these various restrictions, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of government review, could be lengthy. Because we have only a limited time to complete our business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive $10.00 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

THE EXTRAORDINARY GENERAL MEETING
Date, Time, Place and Purpose of the Extraordinary General Meeting
The Extraordinary General Meeting will be held at 2:00 p.m. Eastern Time, on February 2, 2024. You will be able to attend the Extraordinary General Meeting online, vote, and submit your questions during the Extraordinary General Meeting by visiting www.virtualshareholdermeeting.com/NFYS2024SM. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Holland & Knight LLP located at 31 West 52nd Street, 12th Floor, New York, NY 10019.
The Extraordinary General Meeting is being held to consider and vote upon the following proposals:
1.
The Extension Amendment Proposal: To amend our Governing Documents to extend the date by which the Company must consummate a business combination from February 8, 2024 (the date which is 28 months from the closing date of the IPO), to June 8, 2024 (the date which is 32 months from the closing date of the IPO).

2.
The Adjournment Proposal: To approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, either to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal, or if we determine that additional time is necessary to effectuate the Extension, or if the Board determines at the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.

Voting Power; Record Date
You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you owned our ordinary shares, including as a constituent part of a unit, at the close of business on January 5, 2024, the record date for the Extraordinary General Meeting. You will have one vote for each ordinary share you owned at that time. Our warrants do not carry voting rights.
If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.
At the close of business on January 11, 2024, there were 17,010,705 Class A ordinary shares issued and outstanding, and 1,812,500 Class B ordinary shares issued and outstanding, which vote together as a single class with respect to the Extension Amendment Proposal and, if presented, the Adjournment Proposal.
Votes Required
Approval of the Extension Amendment Proposal will require a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Class A ordinary shares and Class B ordinary shares present in person (including via live webcast) or represented by proxy at the Extraordinary General Meeting and entitled to vote on such matter, including those shares held as a constituent part of our units, on the record date, provided that a quorum is present.
If presented, the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Company’s issued Class A ordinary shares and Class B ordinary shares present in person (including via live webcast) or represented by proxy at the Extraordinary General Meeting and entitled to vote on such matter, provided that a quorum is present.
If you do not want the Extension Amendment Proposal or, if presented, the Adjournment Proposal to be approved, you must vote “AGAINST” such proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming holders. You will still be entitled to make the Election if you vote “AGAINST”, abstain or do not vote on the Extension Amendment Proposal. We anticipate that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the Extension is implemented.
Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will not count as a vote cast at the Extraordinary General Meeting.
Voting
You can vote your shares at the Extraordinary General Meeting by proxy, in person or virtually.

You can vote by proxy by having one or more individuals who will attend the Extraordinary General Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your vote at the Extraordinary General Meeting is called voting “by proxy.”
If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.
If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the internet as described above, you will designate Jorge de Pablo or, failing him, Par Lindstrom or, failing him, the duly appointed chairman to act as your proxy at the Extraordinary General Meeting. One of them will then vote your shares at the Extraordinary General Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournments or postponements of the Extraordinary General Meeting.
Alternatively, you can vote your shares in person by attending the Extraordinary General Meeting virtually or at the offices of Holland & Knight LLP located at 31 West 52nd Street, 12th Floor, New York, NY 10019.
A special note for those who plan to attend the Extraordinary General Meeting and vote: if your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the Extraordinary General Meeting unless you obtain a legal proxy from the record holder of your shares.
Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Extraordinary General Meeting in the manner you direct. You may vote for or against any proposal or you may abstain from voting. All valid proxies received prior to the Extraordinary General Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be treated as an abstention and therefore will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.
Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow Sodali, LLC at 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, Telephone: Toll-Free (800) 662-5200 or (203) 658-9400.
Shareholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Extraordinary General Meeting.
Revocability of Proxies
Any proxy may be revoked by the person giving it at any time before the polls close at the Extraordinary General Meeting. A proxy may be revoked by delivering to our Corporate Secretary, at Enphys Acquisition Corp., 100 Wall Street, 20th Floor, New York, NY 10005, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the Extraordinary General Meeting and voting virtually or in person.
Simply attending the Extraordinary General Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.
Attendance at the Extraordinary General Meeting
Only holders of ordinary shares, their proxy holders and guests the Company may invite may attend the Extraordinary General Meeting. If you wish to attend the Extraordinary General Meeting in person or virtually but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies
Your proxy is being solicited by our Board on the proposals being presented to the shareholders at the Extraordinary General Meeting. Our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication, but will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Extraordinary General Meeting, will be borne by the Company.
Some banks and brokers have customers who beneficially own ordinary shares listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding ordinary shares is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.
No Right of Appraisal
The Company’s shareholders do not have dissenters’ rights under Cayman Islands law nor the Company’s Governing Documents in connection with the proposals to be voted on at the Extraordinary General Meeting.
Other Business
The Company is not currently aware of any business to be acted upon at the Extraordinary General Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Extraordinary General Meeting and with respect to any other matters which may properly come before the Extraordinary General Meeting. If other matters do properly come before the Extraordinary General Meeting, or at any adjournments or postponements of the Extraordinary General Meeting, the Company expects that the ordinary shares represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.
Principal Executive Offices
Our principal executive offices are located at 100 Wall Street, 20th Floor, New York, NY 10005. Our telephone number at such address is (646) 854-6565.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL
Background
The Company is a blank check company incorporated on March 3, 2021 as a Cayman Islands exempted company, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses. On October 8, 2021, the Company consummated its IPO of 34,500,000 units, including the issuance of 4,500,000 units as a result of the underwriters’ full exercise of their over-allotment option. Each unit consists of one share of Class A ordinary share and one-half of one redeemable public warrant, with each whole warrant entitling the holder thereof to purchase one Class A ordinary share for $11.50 per share. The units were sold at a price of $10.00 per unit, generating total gross proceeds of $345,000,000.
During the period from March 3, 2021 through March 4, 2021, the Sponsor received 7,187,500 Class B ordinary shares for a per share purchase price of approximately $0.003. Prior to the IPO, the Company effected a share capitalization issuing 0.2 of a share for each ordinary share in issue, resulting in the Sponsor holding an aggregate of 8,625,000 Class B ordinary shares. Prior to the IPO, our Sponsor also transferred 20,000 of its Class B ordinary shares to each of Jose Antonio Aguilar Bueno, Federico Carrillo-Zurcher, Hélio L. Magathães and Eva Redhe. Upon transfer of these 80,000 Class B ordinary shares, the Company recorded $557,600 of share-based compensation for services provided by the independent directors. Prior to the close of the IPO, certain anchor investors received 2,050,200 Class B ordinary shares, with the Company canceling an equivalent number of outstanding Class B ordinary shares held by our Sponsor. As of the date of this proxy statement, the initial shareholders continue to own an aggregate of 6,574,800 founder shares.
Simultaneously with the closing of the IPO, the Company consummated the sale of an aggregate of 8,900,000 private placement warrants at a price of $1.00 per private placement warrant in a private placement to its Sponsor, generating gross proceeds to the Company of $8,900,000. As of the date of this proxy statement, the Sponsor owns an aggregate of 8,900,000 private placement warrants. Each whole private placement warrant is exercisable to purchase one whole Class A ordinary share at $11.50 per share.
On October 6, 2023, the Company held an extraordinary general meeting of shareholders where the shareholders voted to approve (1) an amendment to the Company’s amended and restated memorandum and articles of association to extend the date by which the Company must consummate a business combination from October 8, 2023 to February 8, 2024 and (2) an amendment to the Company’s amended and restated memorandum and articles of association to provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share, to convert into Class A ordinary shares, par value $0.0001 per share, of the Company on a one-for-one basis prior to the closing of an initial business combination at the election of the holder.
On October 17, 2023 and October 23, 2023, holders of 6,812,500 Class B ordinary shares of the Company voluntarily elected to convert such Class B ordinary shares into Class A ordinary shares of the Company, on a one-for-one basis in accordance with the Company’s amended and restated memorandum and articles of association (the “Class B Conversion”). Notwithstanding the Class B Conversion, such holders will not be entitled to receive any funds held in the trust account with respect to any Class A ordinary shares issued to such holders as a result of the Class B Conversion, and no additional amounts will be deposited into the trust account in respect of such Class A ordinary shares held by such holders.
Additionally, the Company’s public shareholders elected to redeem 24,301,795 Class A ordinary shares at a redemption price of approximately $10.53 per share, for an aggregate redemption amount of approximately $256 million. After the satisfaction of the redemption, the balance in the trust account was approximately $107 million.
On October 10, 2023, the Company issued a promissory note to the Sponsor or its registered assigns or successors in interest (the “Payee”), pursuant to which the Payee agreed that the Payee or one or more of its affiliates or designees will deposit into the Company’s trust account an amount equal to the lesser of (i) $0.025 per Class A ordinary share of the Company multiplied by the number of Class A ordinary shares of the Company then outstanding and (ii) $100,000, for each calendar month until the earlier of (i) the Company’s completion of a business combination and (ii) February 8, 2024. The maximum aggregate amount of deposits shall be $400,000.
The Extension Amendment
The Company is proposing to amend its Governing Documents to extend the date by which the Company must consummate a business combination to the Extended Date.

The sole purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete our initial business combination. Our current Governing Documents provide that we have until February 8, 2024, or 28 months after the closing date of the IPO, to complete a business combination.
In addition, the Governing Documents require that we not proceed with the Extension if the number of redemptions of our public shares causes the Company to have less than $5,000,001 of net tangible assets, which requirement may not be waived by the Board.
If the Extension Amendment Proposal is not approved, the Company may again seek to extend the Current Outside Date. If the Extension Amendment Proposal is not approved, the Current Outside Date is not otherwise extended and the Company has not consummated an initial business combination by the Current Outside Date, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of public shares then in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any, subject to applicable law); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable laws. In addition, there will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless in the event the Company winds up, liquidates and dissolves.
Our initial shareholders have agreed to waive their right to receive liquidating distributions from the trust account with respect to any founder shares they hold if we fail to consummate an initial business combination by the Current Outside Date.
The text of the special resolution to effect the Extension Amendment is attached to this proxy statement as Annex A.
Reasons for the Proposal
The sole purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to identify and enter into a definitive agreement regarding an initial business combination, and to complete an initial business combination, which our Board believes is in the best interest of our shareholders. Approval of the Extension Amendment Proposal is required in order to effect the Extension.
The Governing Documents provide that we have until the Current Outside Date to complete an initial business combination. Our Board believes that there will not be sufficient time to enter into a definitive agreement, complete the SEC review process and hold an extraordinary general meeting to obtain shareholder approval of and consummate any potential alternative initial business combination, by the Current Outside Date. If we were precluded from completing our initial business combination by the Current Outside Date, we would be forced to liquidate even if our shareholders are otherwise in favor of consummating such business combination.
The Board believes it is in the best interests of the Company to extend the Current Outside Date to the Extended Date in order to provide sufficient time to identify and consummate a potential initial business combination. We believe that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant continuing to seek to enter into a definitive agreement and providing the Company’s public shareholders an opportunity to consider a potential initial business combination. Accordingly, since we are unlikely to be able to complete an initial business combination by the Current Outside Date, we have determined to seek shareholder approval to extend the time for closing a business combination beyond the Current Outside Date to the Extended Date.
If the Extension Amendment Proposal is Not Approved
Shareholder approval of the Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which the Company must consummate an initial business combination. Therefore, the Board will abandon and not implement the Extension unless the Company’s shareholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved, the Company may again seek to extend the Current Outside Date. If the Extension Amendment Proposal is not approved, the Current Outside Date is not otherwise extended and the Company has not consummated an initial business combination by the Current Outside Date, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of public shares then in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any, subject to applicable law); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable laws. In addition, there will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless in the event the Company winds up, liquidates and dissolves.
Our initial shareholders have agreed to waive their right to receive liquidating distributions from the trust account with respect to any founder shares they hold if we fail to consummate an initial business combination by the Current Outside Date.
If the Extension Amendment Proposal is Approved
The text of the special resolution to effect the Extension Amendment is set out in Annex A hereto and if approved, we will file this resolution with the Registrar of Companies of the Cayman Islands. We will remain a reporting company under the Exchange Act, and our units, public shares, and public warrants will remain publicly traded. The Company will then continue to work to consummate an initial business combination, by the Extended Date.
If the Extension Amendment Proposal is approved, we plan to hold another general meeting prior to the Extended Date in order to seek shareholder approval of a potential initial business combination, and related proposals.
You are not being asked to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on any potential initial business combination, when and if such business combination is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event any proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.
If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account after such withdrawal if the Extension Amendment Proposal is approved and the amount remaining in the trust account may be only a fraction of the $108,901,049.74, plus accrued interest (less any funds used to pay taxes) that was in the trust account as of January 11, 2024. In such event, we may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. We will not proceed with the Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.
Redemption Rights
If the Extension Amendment Proposal is approved, and the Extension is implemented, any holder of public shares may redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of public shares then in issue. Our Governing Documents also require that the Company not redeem its public shares in an amount that would cause our net tangible assets to be less than $5,000,001, which requirement may not be waived by the Board. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, then the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming public shareholders with respect to the portion of public shares that were validly redeemed as described above. In addition, the remaining public shareholders will be entitled to have their shares redeemed for cash if we have not completed a business combination by the Extended Date, subject to any limitations set forth in our Governing Documents.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. E.T. ON JANUARY 31, 2024 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING).
YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE EXTENSION AMENDMENT PROPOSAL AND ELECTION.
Pursuant to our Governing Documents, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:
(i)
(a) hold public shares or (b) hold public shares through units and elect to separate their units into the underlying public shares and public warrants prior to exercising their redemption rights with respect to the public shares; and

(ii)
prior to 5:00 p.m. Eastern Time, on January 31, 2024 (two business days prior to the scheduled vote at the Extraordinary General Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team (e-mail: spacredemptions@continentalstock.com), that the Company redeem their public shares for cash and (b) tender or deliver their shares to the transfer agent (and share certificates (if any) and other redemption forms), physically or electronically through The Depository Trust Company (“ DTC ”) .

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the record date.
Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the shareholder, whether it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal will not be redeemed for cash held in the trust account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender with the consent of the Board. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. We anticipate that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the Extension is implemented. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.
If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account and not previously released to us to pay our taxes, divided by the number of public shares then in issue. Based on the amount in the trust account as of January 11, 2024, this would amount to approximately $10.69 per share, which amount includes interest earned on the funds held in the trust account and not previously or yet released to the Company to pay its taxes. The closing price of the ordinary shares on NYSE on January 11, 2024, was $10.72. The Company cannot assure public shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.
If you exercise your redemption rights, you will be exchanging your shares of the Company’s ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on January 31, 2024 (two business days before the scheduled vote at the Extraordinary General Meeting). The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the Extension is implemented.
Interests of the Company’s Directors and Executive Officers
When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:
•
If the Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with our Governing Documents, the 6,494,800 founder shares, which were acquired by our Sponsor prior to our IPO for an aggregate investment of $25,000, or approximately $0.03 per share, and the 20,000 founder shares that were transferred to each of our four independent directors will be worthless (as the initial shareholders have waived liquidation rights with respect to such shares). The founder shares had an aggregate market value of approximately $70,481,856 based on the last sale price of the public shares of $10.72 on NYSE on January 11, 2024;

•
If the Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with the terms of the purchase agreement governing the private placement warrants, the 8,900,000 private placement warrants purchased by our Sponsor for an aggregate investment of $8,900,000, or $1.00 per private placement warrant, will be worthless, as they will expire. The private placement warrants had an aggregate market value of $0.0325 based on the last sale price of the public warrants of $289,250 on NYSE on January 11, 2024;

•
Even if the trading price of the Class A ordinary shares were as low as $1.38 per share, the aggregate market value of the founder shares would be approximately equal to the initial investment in the Company by our Sponsor. As a result, if an initial business combination is completed, the initial shareholders are likely to be able to make a substantial profit on their investment in us even at a time when the Class A ordinary shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company liquidates without completing its initial business combination before February 8, 2024, the initial shareholders will lose their entire investment in us, including the $25,000 purchase price for the founder shares and the $8,900,000 purchase price for the private placement warrants.
•
The Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account if less than $10.00 per public share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay our tax obligations, provided that such liability will not apply to any claims by a third party that executed a waiver of any and all rights to seek access to the trust account nor will it apply to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act. In the event that any such executed waiver is deemed to be unenforceable against such third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. However, the Company has not asked the Sponsor to reserve for such indemnification obligations, nor has it independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are securities of the Company;

•
In exchange for the issuance of a promissory note by the Company, the Sponsor or its registered assigns or successors in interest (the “Payee”) agreed that the Payee or one or more of its affiliates or designees will deposit into the Company’s trust account an amount equal to the lesser of (i) $0.025 per Class A ordinary share of the Company multiplied by the number of Class A ordinary shares of the Company then outstanding and (ii) $100,000, for each calendar month between October 10, 2023 and February 8, 2024 until the earlier of (i) the Company’s completion of a business combination and (ii) February 8, 2024. The maximum aggregate amount of deposits shall be $400,000. If the Company does not consummate a Business Combination, this promissory note shall be repaid only from amounts remaining outside of the Trust Account, if any.

•
The Company issued a promissory note to the Sponsor, pursuant to which the Company may borrow an aggregate of $300,000 from the Sponsor in order to fund costs and expenses related to the Company’s daily operations and due diligence in connection with a potential business combination and which the Company shall repay on the date on which the Company consummates an initial business combination. If the Company has not consummated an initial business combination on or prior to July 1, 2024, then the Sponsor shall have no recourse against the Company and all outstanding amounts of principal and accrued and unpaid interest payable under the Promissory Note shall immediately terminate and all related indebtedness shall be deemed cancelled. An initial advance of $60,000 to the Company was made in August 2023.

•
All rights specified in the Governing Documents relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•
All of the current members of our Board are expected to continue to serve as directors at least through the date of the Extraordinary General Meeting to approve a business combination and at least one is expected to continue to serve following a business combination and receive compensation thereafter; and

•
the Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain approval of the Extension Amendment and consummate a business combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company may not be able to reimburse these expenses if a business combination is not completed.

Additionally, if the Extension Amendment Proposal is approved and we consummate an initial business combination, our Sponsor, officers and directors may have additional interests as will be described in the proxy statement for the business combination.

U.S. Federal Income Tax Considerations
The following discussion summarizes certain U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) and Non-U.S. Holders (as defined below) (i) of the Extension Amendment Proposal and (ii) that elect to have their public shares redeemed for cash if the Extension Amendment Proposal is approved. This discussion assumes that the public shares and public warrants are treated as separate instruments for U.S. federal income tax purposes. Accordingly, the separation of units into the public shares and public warrants underlying the units generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a contrary position. Holders of units are urged to consult their tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of the transactions contemplated by the Extension Amendment (including any redemption of the public shares in connection therewith) with respect to any public shares held through the units (including alternative characterizations of the units).
This discussion is limited to certain U.S. federal income tax considerations to beneficial owners of our public shares who hold their public shares as a capital asset under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). This discussion does not address any aspect of state, local or non-U.S. taxation, or any U.S. federal taxes other than income taxes (such as gift and estate taxes). This discussion is a summary only and does not consider all aspects of U.S. federal income taxation that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on net investment income and the different consequences that may apply to you if you are subject to special rules that apply to certain types of investors, such as:
•	our sponsor, officers or directors;
•	banks, financial institutions or financial services entities;
•	broker-dealers;
•	taxpayers that are subject to the mark-to-market method of accounting rules;
•	tax-exempt entities;
•	S corporations;
•	governments or agencies or instrumentalities thereof;
•	insurance companies;
•	regulated investment companies;
•	real estate investment trusts;
•	expatriates or former long-term residents of the United States;
•	persons that actually or constructively own 5% or more of our public shares (by vote or value);
•
persons that acquired our public shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation or in connection with services;

•	persons required for U.S. federal income tax purposes to conform the timing of income accruals to their financial statements under Section 451 of the Code;
•	persons that hold our public shares as part of a straddle, constructive sale, hedging, wash sale, conversion or other integrated or similar transaction; or
•	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar.
Moreover, the discussion below is based upon the provisions of the Code, the Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, all as of the date hereof. Those authorities may be repealed, revoked, modified or subject to differing interpretations, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those discussed below.
We have not sought, and will not seek, a ruling from the IRS as to any U.S. federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not affect the accuracy of the statements in this discussion.

As used herein, the term “U.S. Holder” means a beneficial owner of units, public shares that is for U.S. federal income tax purposes:
•	an individual citizen or resident of the United States;
•
a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
•
a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (B) it has in effect under applicable U.S. Treasury regulations a valid election to be treated as a U.S. person.

This discussion does not consider the tax treatment of partnerships (or other pass-through entities or arrangements classified as a partnership for U.S. federal income tax purposes) or persons who hold our public shares through such entities. If a partnership (or other entity or arrangement classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our public shares, the U.S. federal income tax treatment of a partner in the partnership (or other owner in a pass-through entity) generally will depend on the status of the partner (or other owner) and the activities of the partner (or other owner) and the partnership (or other pass-through entity). If you are a partner of a partnership holding our public shares, we urge you to consult your own tax advisor.
THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY, IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE OWNERSHIP AND DISPOSITION OF OUR SECURITIES AND IS NOT A SUBSTITUTE FOR CAREFUL TAX PLANNING. EACH PROSPECTIVE INVESTOR IN OUR SECURITIES IS URGED TO CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH INVESTOR OF THE ACQUISITION, OWNERSHIP AND DISPOSITION OF OUR SECURITIES, INCLUDING THE APPLICABILITY AND EFFECT OF U.S. FEDERAL, STATE, LOCAL, AND NON-UNITED STATES TAX LAWS, AS WELL AS UNDER ANY APPLICABLE TAX TREATY.
Tax Treatment of Non-Redeeming Shareholders
A public shareholder who does not elect to redeem their public shares (including any public shareholder who votes in favor of the Extension Amendment) will continue to own its public shares, and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Extension Amendment Proposal.
U.S. Holders
Generally
Subject to the PFIC rules discussed below, the U.S. federal income tax consequences to a U.S. Holder of public shares that exercises its redemption rights with respect to its public shares to receive cash in exchange for all or a portion of its public shares will depend on whether it qualifies as a sale or exchange of the public shares under Section 302 of the Code. If the redemption qualifies as a sale or exchange of public shares, the U.S. Holder will be treated as described below under “—Taxation of Redemption Treated as Gain or Loss on Sale of Public Shares.” If the redemption does not qualify as a sale or exchange of public shares, the U.S. Holder will be treated as receiving a corporate distribution with the tax consequences described below under “—Taxation of Redemption Treated as a Distribution.” Whether a redemption qualifies for sale or exchange treatment will depend largely on the total number of our public shares treated as held by the U.S. Holder (including any public shares constructively owned by the U.S. Holder described in the following paragraph) relative to all of our public shares outstanding both before and after such redemption. The redemption of public shares generally will be treated as a sale or exchange of the public shares (rather than as a corporate distribution) if, within the meaning of Section 302 of the Code, such redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.
In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only our public shares actually owned by the U.S. Holder, but also our public shares that are constructively owned by it. A U.S. Holder may constructively own, in addition to public shares owned directly, public shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any public shares the U.S. Holder has a right to acquire by exercise of an option, which generally would include public shares which could be acquired pursuant to the exercise of the public warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of public shares must, among other requirements, be less than 80% of the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption. Prior to our initial business combination, the public shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (i) all of our shares actually and constructively owned by the U.S. Holder are redeemed or (ii) all of our shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the U.S. Holder does not constructively own any other of our shares. The redemption of the public shares will not be essentially equivalent to a dividend with respect to a U.S. Holder if it results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A U.S. Holder should consult with its tax advisors as to the tax consequences of a redemption of any public shares.
If none of the foregoing tests are satisfied, then the redemption will be treated as a corporate distribution and the tax effects will be as described below under “—Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares, or, if it has none, to the U.S. Holder’s adjusted tax basis in its public warrants or possibly in other shares constructively owned by it. The rules governing the treatment of basis under such circumstances, particularly where stock is held constructively or in blocks acquired at different prices, is complex and in many cases, subject to uncertainty. U.S. Holders are urged to consult their tax advisors if such circumstances may apply to them.
U.S. Holders who actually or constructively own five percent or more of our shares (by vote or value) may be subject to special reporting requirements with respect to a redemption of public shares, and such holders should consult with their tax advisors with respect to their reporting requirements.
Taxation of Redemption Treated as Gain or Loss on Sale of Public Shares
Subject to the PFIC rules discussed below, if the redemption of a U.S. Holder’s public shares is treated as a sale, as discussed above under the section entitled “—Generally” a U.S. Holder generally will recognize capital gain or loss equal to the difference between (i) the sum of the amount of cash received in the redemption and (ii) the U.S. Holder’s adjusted tax basis in its public shares surrendered in the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for such public shares exceeds one year. Long-term capital gain realized by a non-corporate U.S. Holder currently is subject to reduced tax rates. It is unclear, however, whether certain redemption rights described in this proxy statement may suspend the running of the applicable holding period for this purpose. The deduction of capital losses is subject to certain limitations.
Taxation of Redemption Treated as a Distribution
Subject to the PFIC rules discussed below, if the redemption of a U.S. Holder’s public shares is treated as a distribution, as discussed above under the section entitled “— Generally,” a U.S. Holder generally will be required to include in gross income, in accordance with such U.S. Holder’s method of accounting for U.S. federal income tax purposes, as dividends the amount of the cash received in the redemption to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). The amount of any such dividends generally will be treated as foreign source dividend income for U.S. federal income tax purposes. The amount of any such dividends paid by us will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Cash received in the redemption in excess of such earnings and profits generally will be applied against and reduce the U.S. Holder’s basis in its public shares (but not below zero) and, to the extent in excess of such basis, will be treated as gain from the sale or exchange of such public shares (see “—Taxation of Redemption Treated as Gain or Loss on Sale of Public Shares” above).

With respect to non-corporate U.S. Holders, under tax laws currently in effect and subject to certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), dividends generally will be taxed at the lower applicable long-term capital gains rate (see “—Taxation of Redemption Treated as Gain or Loss on Sale of Public Shares” above) only if our public shares are readily tradable on an established public shares market in the United States and certain other requirements, including certain holding period requirements, are met. It is unclear, however, whether certain redemption rights described in this proxy statement may suspend the running of the applicable holding period for this purpose. In addition, if we are treated as a PFIC, our dividends will not qualify for this lower applicable long-term capital gains rate. U.S. Holders should consult their tax advisors regarding the availability of such lower rate for any amounts treated as dividends paid with respect to our public shares in the redemption.
Passive Foreign Investment Company Rules
A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.
Because we are a blank check company, with no current active business, we believe that it is likely that we will meet the PFIC asset or income test for our current taxable year. Although our PFIC status is determined annually, an initial determination that our company is a PFIC generally will apply for subsequent years to a U.S. Holder who held public shares while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder of our public shares and the U.S. Holder did not make either a qualified electing fund (“QEF”) election for our first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) public shares, a QEF election along with a purging election, or a mark-to-market election, each as described below, such U.S. Holder generally will be subject to special rules with respect to (i) any gain recognized by the U.S. Holder on the sale of its public shares in the redemption and (ii) any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the public shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for the public shares).
Under these rules:
•	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for the public shares;
•
the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•
the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

•
an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder with respect to the tax attributable to each such other taxable year of the U.S. Holder.

In general, if we are determined to be a PFIC, a U.S. Holder will avoid the PFIC tax consequences described above in respect of our public shares by making a timely and valid QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the U.S. Holder in which or with which our taxable year ends. A U.S. Holder generally may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC Annual Information Statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.
In order to comply with the requirements of a QEF election, a U.S. Holder must receive a PFIC Annual Information Statement from us. If we determine we are a PFIC for any taxable year we will endeavor to provide, upon written request, to a U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the U.S. Holder to make and maintain a QEF election, but there is no assurance that we will timely provide such required information. There is also no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.
If a U.S. Holder has made a QEF election with respect to our public shares, and the excess distribution rules discussed above do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our public shares in the redemption generally will be taxable as capital gain and no additional tax or interest charge will be imposed under the PFIC rules. As discussed above, if we are a PFIC for any taxable year, a U.S. Holder of our public shares that has made a QEF election will be taxed currently on its pro rata share of our earnings and profits, whether or not distributed for such year. A subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable when distributed to such U.S. Holder. The tax basis of a U.S. Holder’s public shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if, by reason of holding such property, the U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF. In addition, if we are not a PFIC for any taxable year, such U.S. Holder will not be subject to the QEF inclusion regime with respect to our public shares for such taxable year.
Alternatively, if we are a PFIC and our public shares constitute “marketable stock,” a U.S. Holder may avoid the adverse PFIC tax consequences discussed above if such U.S. Holder, at the close of the first taxable year in which it holds (or is deemed to hold) our public shares, makes a mark-to-market election with respect to such shares for such taxable year. Such U.S. Holder generally will include for each of its taxable years as ordinary income the excess, if any, of the fair market value of its public shares at the end of such year over its adjusted basis in its public shares. These amounts of ordinary income would not be eligible for the favorable tax rates applicable to qualified dividend income or long-term capital gains. The U.S. Holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted basis of its public shares over the fair market value of its public shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The U.S. Holder’s basis in its public shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of its public shares will be treated as ordinary income.
The mark-to-market election is available only for “marketable stock,” generally, stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including NYSE (on which our public shares are listed), or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. If made, a mark-to-market election would be effective for the taxable year for which the election was made and for all subsequent taxable years unless the public shares ceased to qualify as “marketable stock” for purposes of the PFIC rules or the IRS consented to the revocation of the election. U.S. Holders should consult their tax advisors regarding the availability and tax consequences of a mark-to-market election with respect to our public shares under their particular circumstances.
If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. There can be no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide such required information. U.S. Holders are urged to consult their tax advisors regarding the tax issues raised by lower-tier PFICs.
A U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department. If a U.S. Holder does not file the required IRS Form 8621, such person may be subject to substantial penalties, and the statute of limitations on the assessment and collection of all U.S. federal income taxes of such person for the related tax year may not close before the date which is three years after the date on which such form is filed.
The rules dealing with PFICs and with the QEF and mark-to-market elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of our public shares should consult their own tax advisors concerning the application of the PFIC rules to our public shares under their particular circumstances.
Tax Reporting
Certain U.S. Holders who are individuals and certain entities generally will be required to report information with respect to such U.S. Holder’s investment in “specified foreign financial assets” on IRS Form 8938 (Statement of Specified Foreign Financial Assets), subject to certain exceptions. Interests in the Company (including our public shares) constitute specified foreign financial assets for these purposes. Persons who are required to report specified foreign financial assets and fail to do so may be subject to substantial penalties and the period of limitations on assessment and collection of U.S. federal income taxes generally will be extended in the event of a failure to comply. Potential investors are urged to consult their tax advisors regarding the foreign financial asset and other reporting obligations and their application to a redemption of our public shares.
Non-U.S. Holders
This section applies to you if you are a “Non-U.S. Holder.” As used herein, the term “Non-U.S. Holder” means a beneficial owner of our units, public shares (other than a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) who or that is for U.S. federal income tax purposes:
•	a non-resident alien individual (other than certain former citizens and residents of the United States subject to U.S. tax as expatriates);
•	a foreign corporation; or
•	an estate or trust that is not a U.S. Holder;
but generally does not include an individual who is present in the United States for 183 days or more in the taxable year of the disposition of our units, public shares. If you are such an individual, you should consult your tax advisor regarding the U.S. federal income tax consequences of the transactions contemplated by the Extension Amendment (including any redemption of the public shares in connection therewith).
Generally
The U.S. federal income tax consequences to a Non-U.S. Holder of public shares that exercises its redemption rights with respect to its public shares will depend on whether the redemption qualifies as a sale of the public shares redeemed, as described above under “Tax Treatment of Redeeming Shareholders—US. Holders—Generally.” If such a redemption qualifies as a sale of public shares, the U.S. federal income tax consequences to the Non-U.S. Holder will be as described below under “— Taxation of Redemption Treated as a Sale of Public Shares.” If such a redemption does not qualify as a sale of public shares, the Non-U.S. Holder will be treated as receiving a corporate distribution, the U.S. federal income tax consequences of which are described below under “— Taxation of Redemption as a Distribution.”
Taxation of Redemption Treated as a Sale of Public Shares
If the redemption of a U.S. Holder’s public shares is treated as a sale, as described above under “Tax Treatment of Redeeming Shareholders—US. Holders—Generally” a Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain attributable to such sale unless such gain is effectively connected with its conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base that such holder maintains in the United States). Gains that are effectively connected with the Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base that such holder maintains in the United States) generally will be subject to U.S. federal income tax at the same regular U.S. federal income tax rates applicable to a comparable U.S. Holder and, in the case of a Non-U.S. Holder that is a corporation for U.S. federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.
Taxation of Redemption as a Distribution
If the redemption of a U.S. Holder’s public shares is treated as a distribution, as described above under “Tax Treatment of Redeeming Shareholders—US. Holders—Generally” any portion of such distribution treated as a dividend paid to a Non-U.S. Holder in respect of our public shares generally will not be subject to U.S. federal income tax, unless the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base that such holder maintains in the United States).
Dividends that are effectively connected with the Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base that such holder maintains in the United States) generally will be subject to U.S. federal income tax at the same regular U.S. federal income tax rates applicable to a comparable U.S. Holder and, in the case of a Non-U.S. Holder that is a corporation for U.S. federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.
Information Reporting and Backup Withholding
Proceeds from the redemption of our public shares may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. Information reporting and backup withholding generally will not apply to a Non-U.S. Holder who provides certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.
Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s U.S. federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.
THE U.S. FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY AND MAY NOT BE APPLICABLE DEPENDING UPON A HOLDER’S PARTICULAR SITUATION. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF (i) THE EXTENSION AMENDMENT PROPOSAL AND (ii) AN ELECTION TO HAVE THEIR PUBLIC SHARES REDEEMED FOR CASH IF THE EXTENSION AMENDMENT PROPOSAL IS APPROVED, INCLUDING THE TAX CONSEQUENCES UNDER STATE, LOCAL, ESTATE, FOREIGN AND OTHER TAX LAWS AND TAX TREATIES AND THE POSSIBLE EFFECTS OF CHANGES IN U.S. OR OTHER TAX LAWS.
Required Vote
Approval of the Extension Amendment Proposal will require a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued ordinary shares present in person (including via live webcast) or represented by proxy at the Extraordinary General Meeting and entitled to vote on such matter, including those shares held as a constituent part of our units, on the record date, provided that a quorum is present. Approval of the Extension Amendment Proposal is required in order to effect the Extension.
If a valid quorum is otherwise established, a shareholder’s failure to vote by proxy or online at the Extraordinary General Meeting will have no effect on the outcome of any vote on the Extension Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Extension Amendment Proposal. If you hold your shares in “street name” and do not give instructions to your bank or brokerage firm, your bank or brokerage firm cannot use discretionary authority to vote shares on the Extension Amendment Proposal if they have not received instructions from you. Your broker can tell you how to provide these instructions. Please submit your vote instruction form so your vote is counted.
The Sponsor, which is an affiliate of certain members of the Board and the Company’s management team, and the Company’s independent directors are expected to vote any ordinary shares over which they have voting control in favor of both of the proposals. The initial shareholders waived their rights to redeem any founder shares or public shares they hold in connection with a shareholder vote to approve certain amendments to the Company’s Governing Documents, including a vote to approve an extension to the Current Outside Date. On January 11, 2024, the initial shareholders beneficially owned and were entitled to vote an aggregate of 6,574,800 founder shares, which shares represent, in aggregate, 34.93% of the Company’s issued and outstanding ordinary shares.
If the Extension Amendment Proposal is not approved, the Company may again seek to extend the Current Outside Date. If the Extension Amendment Proposal is not approved, the Current Outside Date is not otherwise extended and the Company has not consummated an initial business combination by the Current Outside Date, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any, subject to applicable law); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable laws. In addition, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up, liquidates and dissolves.
The Sponsor, directors, executive officers or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market from shareholders who redeem, or indicate an intention to redeem, their public shares, prior to or following the Extraordinary General Meeting, although they are under no obligation to do so. Such public shares purchased by our Sponsor, directors, executive officers or any of their respective affiliates (a) would be purchased at a price no higher than the redemption price for the public shares, calculated based on the trust account amount as of the record date and (b) would not be (i) voted by the Sponsor, directors, executive officers or their respective affiliates at the Extraordinary General Meeting and (ii) redeemable by the Sponsor, directors, executive officers or their respective affiliates. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Extraordinary General Meeting are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and elected to redeem their shares for a portion of the trust account. None of the Sponsor, directors, executive officers or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.
Further, we, our directors and executive officers, our Sponsor, or any of their respective affiliates or any third-party may enter into agreements with one or more shareholders of the Company pursuant to which such shareholders would agree not to redeem their public shares in connection with the Extension Amendment Proposal and/or to vote in favor thereof, in consideration of payments made in the form of cash, founder shares forfeited by Sponsor or otherwise. To our knowledge, as of the date hereof, no such agreement has been entered into, and neither we nor our Sponsor (or our respective directors, members, officers or affiliates) have contacted any shareholders for the purposes of entering into any such agreement.

Recommendation
As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal is in the best interests of the Company. Our Board has approved and declared advisable adoption of the Extension Amendment.
OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.
The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what such directors or officers may believe is in the best interests of the Company and its shareholders and what such directors or officers may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Proposal No. 1—The Extension Amendment—Interests of the Company’s Directors and Officers” above for a further discussion.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates, if necessary or appropriate, either (x) to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Extension Amendment Proposal or (y) the Board determines at the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.
Required Vote
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Company’s issued Class A ordinary shares and Class B ordinary shares present in person (including via live webcast) or represented by proxy at the Extraordinary General Meeting and entitled to vote on such matter, provided that a quorum is present.
If a valid quorum is otherwise established, a shareholder’s failure to vote by proxy or online or in person at the Extraordinary General Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal. If you do not give instructions to your bank or brokerage firm, the bank or brokerage firm may nevertheless be entitled to vote your shares with respect to the Adjournment Proposal, as the Board believes the Adjournment Proposal is a “routine” item.
Recommendation
As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable the adoption of the Adjournment Proposal.
OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.
The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what such directors or officers may believe is in the best interests of the Company and its shareholders and what such directors or officers may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Proposal No. 1—The Extension Amendment—Interests of the Company’s Directors and Officers” for a further discussion.

PRINCIPAL SHAREHOLDERS
The following table sets forth information regarding the beneficial ownership of our ordinary shares as of January 11, 2024, by:
•	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;
•	each of our executive officers and directors; and
•	all our executive officers and directors as a group.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the public warrants or private placement warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.
The beneficial ownership of our ordinary shares is based on 18,823,205 ordinary shares issued and outstanding as of January 11, 2024, consisting of 17,010,705 Class A ordinary shares and 1,812,500 Class B ordinary shares.
NAME AND ADDRESS OF BENEFICIAL OWNER[1]	NUMBER OF CLASS A ORDINARY SHARES BENEFICIALLY OWNED[2]	APPROXIMATE PERCENTAGE OF OUTSTANDING CLASS A ORDINARY SHARES	NUMBER OF CLASS B ORDINARY SHARES BENEFICIALLY OWNED	APPROXIMATE PERCENTAGE OF OUTSTANDING CLASS B ORDINARY SHARES
Jose Antonio Aguilar Bueno	20,000	0.1%	—	—
Matias de Bujan	—	—	—	—
Federico Carrillo-Zurcher	20,000	0.1%	—	—
Carlos Guimaraes	—	—	—	—
Par Lindstrom	—	—	—	—
Helio L. Magalhaes	20,000	0.1%	—	—
Eva Redhe	20,000	0.1%	—	—
Jorge de Pablo	5,069,235	29.8%	1,500,000	82.8%
All executive officers and directors as a group (nine individuals)	5,149,235	30.3%	1,500,000	82.8%
Enphys Acquisition Sponsor LLC (the Sponsor)[3]	4,994,800	29.4%	1,500,000	82.8%
Westchester Capital Management LLC[4]	1,328,304	7.8%	—	—
[1]	Unless otherwise noted, the business address of each of the following is 100 Wall Street, 20th Floor, New York, New York 10005.
[2]	Does not include 8,900,000 Class A ordinary shares underlying the private placement warrants.
[3]
Enphys Acquisition Sponsor LLC, our sponsor, is the record holder of the Class A ordinary shares and Class B ordinary shares reported herein. Certain of our officers and directors are or will be, directly or indirectly, members of our sponsor. Mr. de Pablo may be deemed to beneficially own shares held by our sponsor by virtue of their shares control over our sponsor. Other than Mr. de Pablo, no member of our sponsor exercises voting or dispositive control over any of the shares held by our sponsor. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares. Mr. de Pablo disclaims beneficial ownership of our ordinary shares held by our sponsor.

[4]
Based on a Form 13F Information Table filed on November 8, 2023 by Westchester Capital Management, LLC, 100 Summit Lake Drive, Valhalla, NY 10595, Westchester Capital Management, LLC may be deemed to be the beneficial owner of 1,873,943 Class A ordinary shares. After redemptions, our best estimate is that Westchester Capital Management, LLC may be deemed to be the beneficial owner of 1,328,304 Class A ordinary shares.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS
Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Shareholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 100 Wall Street, 20th Floor, New York, New York 10005.
WHERE YOU CAN FIND MORE INFORMATION
The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet website that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.
You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment Proposal or the Adjournment Proposal by contacting us at the following address or telephone number:
ENPHYS ACQUISITION CORP.
100 Wall Street, 20th Floor
New York, NY 10005
Telephone: (646) 854-6565
In order to receive timely delivery of the documents in advance of the Extraordinary General Meeting, you must make your request for information no later than January 26, 2024 (one week prior to the date of the Extraordinary General Meeting).

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
ENPHYS ACQUISITION CORP.
[•], 2024
RESOLVED, as a special resolution, that:
(i)	Article 166(a) of the Amended and Restated Articles of Association of Enphys Acquisition Corp. be deleted in its entirety and replaced as follows:
“166(a) In the event that the Company does not consummate a Business Combination by June 8, 2024, or such later time as the Members may approve in accordance with the Articles, the Company shall:
(i)	cease all operations except for the purpose of winding up;
(ii)
as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay taxes, if any, (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(iii)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve.
subject, in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases, subject to the other requirements of applicable law.”
(ii)	Article 166(b) of the Amended and Restated Articles of Association of the Company be deleted in its entirety and replaced as follows:
“166(b) If any amendment is made to Article 166(a): that would affect the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination by June 8, 2024, or such later time as the Members may approve in accordance with the Articles or any amendment is made with respect to any other provisions of these Articles relating to the rights of holders of Class A shares, each holder of Public Shares who is not a Founder, officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay taxes, if any, divided by the number of Public Shares then in issue, provided that the Company shall not redeem the Public Shares unless the Company would have net tangible assets of at least US$5,000,001 upon consummation.”
A-1

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/NFYS2024SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V28444-Z86832 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ENPHYS ACQUISITION CORP.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS.

THE SHARES REPRESENTED BY THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE TREATED AS AN ABSTENTION AND THEREFORE WILL BE COUNTED TOWARDS THE QUORUM REQUIREMENT BUT WILL NOT COUNT AS A VOTE CAST AT THE EXTRAORDINARY GENERAL MEETING. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, UNLESS SUCH AUTHORITY IS WITHHELD ON THIS PROXY CARD, THE PROXIES WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

Note: When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

The Notice of Extraordinary General Meeting and accompanying Proxy Statement are available at: www.proxyvote.com

V28445-Z86832

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ENPHYS ACQUISITION CORP.

The undersigned hereby appoints Jorge de Pablo and Par Lindstrom (the "Proxies"), and each of them independently, with full power of substitution, as proxies to vote all of the Ordinary Shares of Enphys Acquisition Corp. (the "Company") that the undersigned is entitled to vote (the "Shares") at the Extraordinary General Meeting of the Company to be held, on February 2, 2024, at 2:00 p.m. EDT at the offices of Holland & Knight LLP, located at 31 West 52nd Street, 12th Floor, New York, NY 10019, and virtually via live webcast at https://www.virtualshareholdermeeting.com/NFYS2024SM, and any adjournment or postponement thereof.

The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE TREATED AS AN ABSTENTION AND THEREFORE WILL BE COUNTED TOWARDS THE QUORUM REQUIREMENT BUT WILL NOT COUNT AS A VOTE CAST AT THE EXTRAORDINARY GENERAL MEETING. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on the other side)